As filed with the Securities and Exchange Commission on December 22, 1997
                                                Registration No. ______________
===============================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                 ------------------

                                       FORM S-8

                             REGISTRATION STATEMENT UNDER
                              THE SECURITIES ACT OF 1933

                                 ------------------

                                  ODS NETWORKS, INC.
                (Exact name of Registrant as specified in its charter)

           DELAWARE                                      75-1911917
    (State of incorporation)                          (I.R.S. Employer
                                                      Identification No.)

                                 ------------------

          1101 E. ARAPAHO ROAD
            RICHARDSON, TEXAS                                 75081
   (Address of Principal Executive Offices)                 (Zip Code)

                                 ------------------

                 ODS NETWORKS, INC. 1997 EMPLOYEE STOCK PURCHASE PLAN
                               (Full Title of the Plan)

                                 ------------------

          G. WARD PAXTON                                   COPY TO:
President and Chief Executive Officer                BILL R. WOMBLE, ESQ.
        ODS Networks, Inc.                          Thompson & Knight, P.C.
       1101 E. Arapaho Road                           1700 Pacific Avenue
      Richardson, Texas 75081                              Suite 3300
(Name and Address of Agent for Service)               Dallas, Texas 75201-4693
                                                           (214) 969-1700
    (214) 234-6400
(Telephone Number, including area code,
    of Agent for Service)

                                 ------------------

                                   CALCULATION OF REGISTRATION FEE
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
        TITLE            AMOUNT     PROPOSED MAXIMUM   PROPOSED MAXIMUM     AMOUNT OF
   OF SECURITIES TO      TO BE       OFFERING PRICE        AGGREGATE       REGISTRATION
    BE REGISTERED      REGISTERED     PER SHARE(1)      OFFERING PRICE(1)      FEE
---------------------------------------------------------------------------------------
    Common Stock,
    $.01 par value       500,000
      per share         Shares (2)       $6.8125            $3,406,250       $1,154.66
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low sales prices of the Common Stock of ODS Networks, Inc. as reported on the Nasdaq Stock Market, National Market System, on December 17, 1997, as reported in the December 18, 1997 edition of THE WALL STREET JOURNAL.

(2) Pursuant to Rule 416, shares issuable upon any stock split, stock dividend or similar transaction with respect to the shares covered hereby are also being registered hereunder.

===============================================================================

                                        PART I

                 INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents heretofore filed or to be filed by ODS Networks, Inc. (formerly, Optical Data Systems, Inc.) (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

        (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which incorporates by reference the consolidated financial statements of the Registrant and its subsidiaries and certain supplementary data for the fiscal year ended December 31, 1996, together with the report thereon of Ernst & Young LLP, independent auditors.

        (2) The Registrant's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1997, June 30, 1997, and September 30, 1997, respectively.

        (3) The Registrant's Current Reports on Form 8-K dated November 6, 1995 (Date of Earliest Event Reported: October 31, 1995) and May 7, 1997 (Date of Earliest Event Reported: April 24, 1997), respectively.

        (4) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1996.

        (5) The description of the Common Stock of the Registrant incorporated by reference in its Registration Statement on Form 8-A (File No. 0-20191) which was declared effective by the Commission on May 21, 1992, pursuant to Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

    In addition, all documents filed by the Registrant subsequent to the date of this Registration Statement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the respective dates of filing of such documents.

-----------------
* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

ITEM 4.  DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

        The validity of the issuance of the shares of Common Stock offered hereby will be passed upon for the Registrant by Thompson & Knight, P.C., Dallas, Texas. Bill R. Womble, a shareholder of Thompson & Knight, P.C., beneficially owned 22,800 shares of the Registrant's Common Stock as of December 22, 1997.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Registrant's Certificate of Incorporation relieves its directors from liability for monetary damages to the fullest extent permitted by Delaware law. Section 145 of the Delaware General Corporation Law authorizes a corporation to indemnify, among others, any officer or director against certain liabilities under specified circumstances, and to purchase and maintain insurance on behalf of its officers and directors.

        Article Six, Section 3, and Article Ten of the Registrant's Certificate of Incorporation, as amended, included in Exhibit 3.1 hereto incorporated herein by reference, which provide for certain limitations on the liability of directors and indemnification of directors and officers, respectively, are hereby incorporated by reference. The Registrant's Certificate of Incorporation provides, in general, that no director of the Registrant shall be personally liable for monetary damages for breach of the director's fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the Registrant or its stockholders; (ii) an act or omission not in good faith or an act or omission that involves intentional misconduct or a knowing violation of law; (iii) any liability under Section 174 of the Delaware General Corporation Law (pertaining to unlawful payment of a dividend or an unlawful stock purchase or redemption); or (iv) a transaction from which the director received an improper personal benefit.

        Article Six of the Registrant's Bylaws, included in Exhibit 3.2 hereto incorporated herein by reference, provides, in general, that the Registrant shall indemnify its directors and officers under the circumstances defined in
Section 145 of the Delaware General Corporation Law and gives authority to the Registrant to purchase insurance with respect to such indemnification.

        The Registrant has entered into separate Indemnity Agreements with each of its directors and certain of its executive officers (each, an "Indemnitee"), under which the Registrant will, upon proper request of the Indemnitee, indemnify any Indemnitee if such Indemnitee is a party to or is threatened to be made a party to or is otherwise involved in any third party proceedings or proceedings by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director and/or officer of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of any of such proceedings; provided that (i) in the case of a third party proceeding, the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Registrant, and in the case of a criminal proceeding, in addition, that the Indemnitee had no reasonable cause to believe that his conduct was unlawful, (ii) in the case of a proceeding by or in the right of the Registrant, the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Registrant and in which the Indemnitee shall not have been adjudged to be liable to the Registrant for negligence or misconduct in the performance of the Indemnitee's duty to the Registrant, unless the court in which such proceeding is brought determines that the Indemnitee is fairly and reasonably entitled to indemnity for expenses as such court deems proper, and (iii) in the case of a proceeding by or in the right of the Registrant, the Indemnitee is only indemnified against expenses and not against any judgment, fines or penalties. Notwithstanding the above, the Registrant shall indemnify an Indemnitee for all expenses incurred in connection with any proceedings to the extent that the Indemnitee has been successful in defense of any such proceeding, or in defense of any claim, issue or matter therein. The
Registrant will also, upon proper request of the Indemnitee, pay in advance the expenses incurred by the Indemnitee in any of the above proceedings, if the Indemnitee shall undertake to repay such amounts to the extent it is determined that the Indemnitee is not entitled to indemnification.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8.  EXHIBITS.

        The following documents are filed as Exhibits herewith pursuant to Item 601 of Regulation S-K or are incorporated in this Registration Statement by reference to previous filings with the Commission as noted.

     EXHIBIT
     NUMBER                      DESCRIPTION OF EXHIBIT
     --------                    ----------------------

      3.1(1)       Certificate of Incorporation and Certificate of Amendment
                   to the Certificate of Incorporation of the Registrant
      3.2(1)       Bylaws of the Registrant
      4.1(2)       Specimen Common Stock Certificate
      5.1(5)       Opinion of Thompson & Knight, P.C. regarding 500,000 shares of Common Stock
     10.1(3)       Optical Data Systems, Inc. 1997 Employee Stock Purchase Plan
     10.2(4)       Form of Indemnification Agreement
     10.3(5)       First Amendment to Optical Data Systems, Inc. 1997 Employee
                   Stock Purchase Plan
     23.1(5)       Consent of independent auditors
     23.2(5)       Consent of counsel (included in the opinion of Thompson &
                   Knight, P.C. filed herewith as Exhibit 5.1)
     24.1(5)       Power of Attorney (included on the signature page of this
                   Registration Statement)


-------------------
(1) Such Certificate of Incorporation and Bylaws were each filed as an Exhibit (with the same number and designation) in the Registrant's Current Report on Form 8-K dated November 6, 1995 (Date of Earliest Event Reported:
     October 31, 1995; Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference. Such Certificate of Amendment to the Registrant's Certificate of Incorporation was filed as an Exhibit (with the same number and designation) in the Registrant's Current Report on Form 8-K dated May 7, 1997 (Date of Earliest Event Reported: April 24, 1997; Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference.

(2) Filed as an Exhibit (with the same number and designation) in the Registrant's Current Report on Form 8-K dated May 7, 1997 (Date of Earliest Event Reported: April 24, 1997; Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference.

(3) Filed as an Exhibit to the Registrant's definitive Proxy Statement in connection with the solicitation of proxies for its 1997 Annual Meeting of Stockholders (Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference.

(4) Filed as Exhibit 10.21 in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 33-46899), filed with the Commission on April 1, 1992, and declared effective by the Commission on May 21, 1992, which Exhibit is hereby incorporated herein by reference.

(5)  Filed herewith.

ITEM 9.  UNDERTAKINGS.

        The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs
(1)(i) and (1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering; and

        (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 22, 1997.

                                       ODS NETWORKS, INC.
                                           (Registrant)

                                       By: /s/       G. WARD PAXTON
                                          ------------------------------------
                                                      G. Ward Paxton
                                                   CHAIRMAN OF THE BOARD,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                  POWER OF ATTORNEY

        We, the below signed officers and directors of ODS Networks, Inc. ("Registrant"), do hereby constitute and appoint G. Ward Paxton, with full power of substitution, our true and lawful attorney and agent, to do any and all acts and things in our names in the capacities indicated which G. Ward Paxton may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, the power and authority to sign for us, or any of us, in our names in the capacities indicated, and any and all amendments (including post-effective amendments) to this Registration Statement; and we do hereby ratify and confirm all that G. Ward Paxton shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

      SIGNATURE                               TITLE                          DATE
      ---------                               -----                          ----
/s/ G. WARD PAXTON           Chairman of the Board, President, Chief   December 22, 1997
--------------------------   Executive Officer (Principal Executive
    G. Ward Paxton           Officer) and Director


/s/ T. JOE HEAD              Senior Vice President and Director        December 22, 1997
--------------------------
    T. Joe Head

/s/ TIMOTHY W. KINNEAR       Vice President and Chief Financial        December 22, 1997
--------------------------   Officer (Principal Financial Officer)
    Timothy W. Kinnear

/s/ KANDIS TATE THOMPSON     Controller - Finance and Accounting       December 22, 1997
--------------------------   (Principal Accounting Officer)
    Kandis Tate Thompson

/s/ DONALD M. JOHNSTON       Director                                  December 22, 1997
--------------------------
    Donald M. Johnston


/s/ ROBERT ANDERSON          Director                                  December 22, 1997
--------------------------
    Robert Anderson

/s/ J. FRED BUCY             Director                                  December 22, 1997
--------------------------
    J. Fred Bucy

                                INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                    DESCRIPTION OF EXHIBIT
     -------                   ----------------------

      3.1(1)       Certificate of Incorporation and Certificate of Amendment
                   to the Certificate of Incorporation of the Registrant
      3.2(1)       Bylaws of the Registrant
      4.1(2)       Specimen Common Stock Certificate
      5.1(5)       Opinion of Thompson & Knight, P.C. regarding 500,000 shares of Common Stock
     10.1(3)       Optical Data Systems, Inc. 1997 Employee Stock Purchase Plan
     10.2(4)       Form of Indemnification Agreement
     10.3(5)       First Amendment to Optical Data Systems, Inc. 1997 Employee
                   Stock Purchase Plan
     23.1(5)       Consent of independent auditors
     23.2(5)       Consent of counsel (included in the opinion of Thompson &
                   Knight, P.C. filed herewith as Exhibit 5.1)
     24.1(5)       Power of Attorney (included on the signature page of this
                   Registration Statement)

--------------------
(1) Such Certificate of Incorporation and Bylaws were each filed as an Exhibit (with the same number and designation) in the Registrant's Current Report on Form 8-K dated November 6, 1995 (Date of Earliest Event
      Reported: October 31, 1995; Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference. Such Certificate of Amendment to the Registrant's Certificate of Incorporation was filed as an Exhibit (with the same number and designation) in the Registrant's Current Report on Form 8-K dated May 7, 1997 (Date of Earliest Event
      Reported: April 24, 1997; Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference.

(2) Filed as an Exhibit (with the same number and designation) in the Registrant's Current Report on Form 8-K dated May 7, 1997 (Date of Earliest Event Reported: April 24, 1997; Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference.

(3) Filed as an Exhibit to the Registrant's definitive Proxy Statement in connection with the solicitation of proxies for its 1997 Annual Meeting of Stockholders (Commission File No. 0-20191), which Exhibit is hereby incorporated herein by reference.

(4) Filed as an Exhibit 10.21 in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 33-46899), filed with the Commission on April 1, 1992, and declared effective by the Commission on May 21, 1992, which Exhibit is hereby incorporated herein by reference.

(5)   Filed herewith.